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                       Supplement dated December 18, 1995
         to the Prospectus of Flag Investors Telephone Income Fund, Inc.
                                dated May 1, 1995

         The disclosure contained within the Prospectus of Flag Investors Telephone Income Fund, Inc. (the "Fund") dated May 1, 1995, is amended and supplemented by the following:

         On December 13, 1995, the Fund's Board of Directors approved, subject to shareholder approval, proposals (1) changing the Fund's investment objective from "high current income and secondarily, long-term growth of capital without undue risk" to "current income and long-term growth of capital without undue risk"; (2) electing directors; (3) increasing the investment advisory fee payable by the Fund to Investment Company Capital Corp. ("ICC"); and (4) increasing the sub-advisory fee payable by ICC to Alex. Brown Investment Management ("ABIM"). Proposals 3 and 4 above are mutually contingent. Accordingly, each will take effect only if both are approved by shareholders.

         These matters will be submitted to shareholders of the Fund at a meeting scheduled to be held on April 3, 1996. Shareholders of record of the Fund as of the close of business on January 29, 1996 will be entitled to vote on these proposals. If such proposals are approved, the Fund's management fees and total operating expenses will increase and the "Annual Fund Operating Expenses" and "Example" appearing on page 2 of the Prospectus will be restated as shown below.


Annual Fund Operating Expenses (as a percentage of average net assets)

                                                             Class A   Class B
                                                              Shares    Shares
                                                             -------- --------

Management Fees ............................................   .72%      .72%
12b-1 Fees .................................................   .25%      .75%
Other Expenses (including a .25% shareholder servicing
  fee for Class B Shares) ..................................   .22%      .47%
                                                              -----     -----
Total Fund Operating Expenses ..............................  1.19%     1.94%
                                                              =====     =====


Example

         Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in each Series would have paid transaction and operating expenses at the end of each year as follows:

                                                   Class A       Class B
                                                   Shares        Shares
                                                  --------       -------
1 year .........................................    $ 57          $ 60
3 years ........................................    $ 82          $ 93
5 years ........................................    $109          $130
10 years .......................................    $192          $206


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         In addition, the section entitled "Investment Advisor and Sub-Advisor" will be amended as follows:

         "As compensation for providing investment advisory services to the Fund, ICC is entitled to receive a fee from the Fund, calculated daily and payable monthly, at the annual rate of .85% of the first $100 million of the Fund's average daily net assets, .75% of the next $100 million of the Fund's average daily net assets, .70% of the next $100 million of the Fund's average daily net assets, .65% of the next $200 million of the Fund's average daily net assets, .58% of the next $500 million of the Fund's average daily net assets, .53% of the next $500 million of the Fund's average daily net assets, and .50% of that portion of the Fund's average daily net assets in excess of $1.5 billion. ICC may, from time to time,
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    voluntarily waive a portion of its fee to enhance or preserve the Fund's performance. As compensation for providing sub-advisory services to the Fund, ABIM will receive a fee from ICC, calculated daily and paid monthly, at the annual rate of .60% of the first $100 million of the Fund's average daily net assets, .55% of the next $100 million of the Fund's average daily net assets, .50% of the next $100 million of the Fund's average daily net assets, .45% of the next $200 million of the Fund's average daily net assets, .40% of the next $500 million of the Fund's average daily net assets, .37% of the next $500 million of the Fund's average daily net assets, and .35% of that portion of the Fund's average daily net assets in excess of $1.5 billion.